GENERAL AMERICAN INVESTORS COMPANY, INC.


                              FIRST QUARTER REPORT
                                 MARCH 31, 2002


                         A Closed-End Investment Company

                      listed on the New York Stock Exchange

                              450 Lexington Avenue

                              New York, N.Y. 10017

                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the three months ended March 31, 2002, our stockholders experienced a decrease of 0.6% on their investment in our Common Shares (assuming reinvestment of all dividends). The net asset value per Common Share decreased 2.3%. By comparison, our benchmark, the Standard & Poor's 500 Stock Index (including income), increased 0.3%. For the twelve months ended March 31, 2002, the return to our stockholders was 4% and the return on the net asset value per Common
Share was 2%; these compare with an increase of 0.2% for the S&P 500. During each period, the discount at which our shares traded declined modestly and at March 31, 2002, it was 3.1%.

As set forth in the accompanying financial statements (unaudited), as of March 31, 2002, the net assets of the Company were $1,212,973,779. Net assets applicable to the Common Stock were $1,062,973,779, equal to $34.04 per Common Share.

The decrease in net assets resulting from operations for the three months ended March 31, 2002 was $22,486,472. During this period, net realized loss on securities sold was $17,960,739 and the decrease in unrealized appreciation was $5,037,227. Net investment income for the three months was $511,494.

The nascent signs of economic recovery seen late last year have become more apparent. This strength is reflected in the outperformance during the first quarter of two stock groups, Basic Materials and Energy, where our market exposure is limited. Interest rates, meanwhile, have risen markedly with the yield on the benchmark 10-year Treasury notes up over one percentage point, to over five percent. Should this trend continue, two mainstays of the recovery, housing and consumer spending are likely to suffer.

The importance of housing, and its related financing, to the health of the economy and the market cannot be overstated since the average American family has four times more equity in housing than in the stock market. In addition, over the past year the average price of a house has increased by 12% - the largest inflation adjusted gain in history.

We continue to believe that the recovery is likely to be below average and that stock valuations remain high in the context of corporate profits pressured by excess capacity, global competition and rising wage and heath care costs, among others. We retain abundant cash reserves and look forward to their selective employment as opportunities present themselves.

We are pleased to report that on April 10, 2002, at the Company's annual meeting, the Stockholders (1) elected eleven directors, including two directors who were elected by the holders of the Company's Preferred Stock, and (2) ratified the selection of Ernst & Young LLP as auditors of the Company for the year 2002.

We are pleased to announce that on March 26, 2002 the Company completed the development of a Web site. It can be accessed on the Internet at www.generalamericaninvestors.com and contains a wealth of information about the Company, including current NAV and market price data as well as historical dividend payments, financial reports, notices and press releases.

It is with a feeling of great loss that we report the death on March 17, 2002 of Arthur G. Altschul, our esteemed colleague and Chairman Emeritus. He served the Company for 50 years, including 43 years as a Director, of which 34 years were as Chairman of the Board, and 7 years as Chairman Emeritus. Over the years he contributed to the success of the Company by giving it steady leadership and guidance through many stock market cycles, and by providing management teams with unfailing support and considered encouragement even after his retirement from active involvement in the day-to-day affairs of the Company.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

April 10, 2002

2         STATEMENT OF ASSETS AND LIABILITIES March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $412,268,295)                                                            $879,431,309
   Corporate discount notes (cost $329,147,345)                                                  329,147,345
                                                                                                ------------
      Total investments (cost $741,415,640)                                                    1,208,578,654

CASH, RECEIVABLES AND OTHER ASSETS
   Cash, including margin account balance of $11,512                      $   135,419
   Receivable for securities sold                                           1,325,742
   Receivable from broker for proceeds on securities sold short            18,244,019
   Dividends, interest and other receivables                                  692,006
   Prepaid expenses                                                         6,000,862
   Other                                                                      482,516             26,880,564
                                                                          -----------           ------------
TOTAL ASSETS                                                                                   1,235,459,218
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         2,615,200
   Preferred dividend accrued but not yet declared                            240,000
   Securities sold short, at value (proceeds $18,244,019) (note 1a)        12,972,260
   Accrued expenses and other liabilities                                   6,657,979
                                                                          -----------
TOTAL LIABILITIES                                                                                 22,485,439
                                                                                                ------------
NET ASSETS                                                                                    $1,212,973,779
                                                                                                ============
7.20% Tax-Advantaged Cumulative Preferred Stock - 6,000,000 shares at a
liquidation value of $25 per share (note 2)                                                     $150,000,000
                                                                                                ============
Net Assets applicable to Common Stock - 31,231,563 shares (note 2)                            $1,062,973,779
                                                                                                ============
NET ASSET VALUE PER COMMON SHARE                                                                $      34.04
                                                                                                ============
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 31,231,563 shares at par value (note 2)                   $31,231,563
   Additional paid-in capital (note 2)                                     579,414,981
   Accumulated realized loss on investments                                (17,731,769)
   Undistributed net income                                                    564,231
   Unallocated distributions on Preferred Stock                             (2,940,000)
   Unrealized appreciation on investments and securities sold short
     (including aggregate gross unrealized appreciation of $506,368,087)   472,434,773
                                                                           -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                         $1,062,973,779
                                                                                               =============
(see notes to financial statements)

3     STATEMENT OF OPERATIONS Three Months Ended March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $21,770)                $ 1,617,430
   Interest                                                                 1,636,026
   Other Income                                                               135,281           $  3,388,737
                                                                          -----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      1,849,082
   Administration and operations                                              691,867
   Office space and general                                                   126,256
   Transfer agent, custodian and registrar fees and expenses                   86,284
   Auditing and legal fees                                                     40,500
   Directors' fees and expenses                                                33,599
   Stockholders' meeting and reports                                           29,144
   Miscellaneous taxes                                                         20,511              2,877,243
                                                                          -----------           ------------
NET INVESTMENT INCOME                                                                                511,494

REALIZED LOSS AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on investments:
      Long transactions                                                   (19,141,520)
      Short sale transactions (note 1b)                                     1,180,781
                                                                          -------------
   Net realized loss on investments                                       (17,960,739)
   Net decrease in unrealized appreciation                                 (5,037,227)
                                                                          -----------
NET LOSS ON INVESTMENTS                                                                         (22,997,966)
                                                                                                ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               ($22,486,472)
                                                                                                ============
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                          Three Months
                                                                              Ended              Year Ended
                                                                         March 31, 2002         December 31,
                                                                           (Unaudited)              2001
                                                                         --------------         ------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                 $   511,494           $ 12,512,405
   Net realized gain (loss) on investments                               (17,960,739)            70,720,822
   Net decrease in unrealized appreciation                                (5,037,227)           (87,697,439)
                                                                          -----------           ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (22,486,472)            (4,464,212)
                                                                          -----------           ------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                           --               (2,311,200)
   From long-term capital gain                                                  --               (8,488,800)
   Unallocated distributions on Preferred Stock                           (2,700,000)                    --
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM PREFERRED DISTRIBUTIONS                       (2,700,000)           (10,800,000)
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income, including short-term capital gain                     (5,933,997)           (26,369,696)
   From long-term capital gain                                            (3,435,472)           (96,274,382)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                          (9,369,469)          (122,644,078)
                                                                          -----------           ------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)               --               81,091,222
   Cost of Common Shares purchased (note 2)                                     --                 (692,675)
                                                                          -----------           ------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS                                   --               80,398,547
                                                                          -----------           ------------
NET DECREASE IN NET ASSETS                                                (34,555,941)          (57,509,743)
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,247,529,720         1,305,039,463
                                                                          -----------          ------------
END OF PERIOD (including undistributed net income of $564,231
   and $52,737, respectively)                                          $1,212,973,779        $1,247,529,720
                                                                          ===========          ============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2002 and for each year in the five-year period ended December 31, 2001. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                         Three Months
                                             Ended                   Year Ended December 31,
                                        March 31, 2002
                                          (Unaudited)     2001         2000        1999        1998       1997
                                          ---------     -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $35.14       $39.91       $41.74        $34.87        $29.15      $25.24
                                          ---------    ---------      -------       -------       -------    --------
      Net investment income                     .02          .41          .53           .45           .47         .21
      Net gain (loss) on securities -
         realized and unrealized               (.73)        (.66)        6.12         11.32          9.44        7.15
                                          ---------    ---------      -------       -------       -------    --------
   Total from investment operations            (.71)        (.25)        6.65         11.77          9.91        7.36
                                          ---------    ---------      -------       -------       -------    --------
   Less distributions on:
      Common Stock:
      Dividends from investment income         (.19)(a)     (.88)(b)    (2.30)(c)      (.71)(d)      (.48)       (.26)(e)
      Distributions from capital gains         (.11)       (3.28)       (5.78)        (3.77)        (3.24)      (3.19)
                                          ---------    ---------      -------       -------       -------    --------
                                               (.30)       (4.16)       (8.08)        (4.48)        (3.72)      (3.45)
                                          ----------   ----------     --------      --------      --------   --------
      Preferred Stock:
      Dividends from investment income            --        (.07)(f)     (.11)(g)      (.07)(h)      (.03)         --
      Distributions from capital gains            --        (.29)        (.29)         (.35)         (.20)         --
      Unallocated                              (.09)          --           --            --          (.01)         --
                                          ----------   ----------     --------      -------       -------    --------
                                               (.09)        (.36)        (.40)         (.42)         (.24)       --
                                          ----------   ----------     ---------     --------      --------   --------
   Total distributions                         (.39)       (4.52)       (8.48)        (4.90)        (3.96)     (3.45)
                                          ----------   ----------     ---------     --------      --------   --------

   Capital Stock transaction -
      effect of Preferred Stock offering         --           --           --           --           (.23)        --
                                          ---------    ---------      -------       -------       -------    --------
   Net asset value, end of period            $34.04       $35.14       $39.91        $41.74        $34.87      $29.15
                                          =========    =========      =======       =======       =======    ========

   Per share market value, end of period     $31.55       $33.47       $36.00        $37.19        $30.44      $26.19
                                          =========    =========      =======       =======       =======    ========
TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share    (0.59)%*      4.33%       19.10%        39.22%        31.31%      42.58%
RATIOS AND SUPPLEMENTAL DATA
   Total net assets, end of
      period (000's omitted)             $1,212,974   $1,247,530   $1,305,039    $1,244,519    $1,018,933    $702,597
   Net assets attributable to Common Stock,
      end of period (000's omitted)      $1,062,974   $1,097,530   $1,155,039    $1,094,519      $868,933    $702,597
   Ratio of expenses to average net assets
      applicable to Common Stock               0.27%*       1.02%        1.09%         1.01%         0.95%       0.98%
   Ratio of net income to average net assets
      applicable to Common Stock               0.05%*       1.15%        1.24%         1.23%         1.50%       0.80%
   Portfolio turnover rate                     3.13%*      23.81%       40.61%        33.68%        34.42%      32.45%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $150,000     $150,000     $150,000      $150,000      $150,000          --
   Asset coverage                               809%         832%         870%          830%          679%         --
   Liquidation preference per share          $25.00       $25.00       $25.00        $25.00        $25.00          --
   Market value per share                    $25.78       $25.90       $24.25        $21.75        $25.88          --

   (a) Represents short-term capital gain.
   (b) Includes short-term capital gain in the amount of $.51 per share.
   (c) Includes short-term capital gain in the amount of $1.82 per share.
   (d) Includes short-term capital gain in the amount of $.29 per share.
   (e) Includes short-term capital gain in the amount of $.05 per share.
   (f) Includes short-term capital gain in the amount of $.04 per share.
   (g) Includes short-term capital gain in the amount of $.09 per share.
   (h) Includes short-term capital gain in the amount of $.03 per share. *Not annualized

6              STATEMENT OF INVESTMENTS March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     425,000    The Boeing Company                                     (COST $12,796,662)        $20,506,250
                                                                                                  ----------

COMMUNICATIONS AND INFORMATION SERVICES (2.5%)
------------------------------------------------------------------------------------------------------------------------------------
     535,000    Cisco Systems, Inc. (a)                                                            9,057,550
     578,700    Cox Communications, Inc. Class A (a)                                              21,782,268
     180,000    NTL Incorporated (a)                                                                  36,000
                                                                                                  ----------
                                                                        (COST $9,875,444)         30,875,818
                                                                                                  ----------
COMPUTER SOFTWARE AND SYSTEMS (0.6%)
------------------------------------------------------------------------------------------------------------------------------------
     250,000    Oberthur Card Systems S.A. (a)                                                     1,780,000
     226,100    Viewpoint Corporation (a)                                                          1,365,644
     339,500    Wind River Systems, Inc. (a)                                                       4,613,805
                                                                                                  ----------
                                                                       (COST $10,435,875)          7,759,449
                                                                                                  ----------
CONSUMER PRODUCTS AND SERVICES (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
     475,000    Coca-Cola Enterprises Inc.                                                         8,920,500
     275,000    Ethan Allen Interiors, Inc.                                                       10,466,500
     875,500    Ford Motor Company                                                                14,436,995
     150,000    Newell Rubbermaid Inc.                                                             4,794,000
     175,000    PepsiCo, Inc.                                                                      9,012,500
                                                                                                  ----------
                                                                       (COST $31,660,287)         47,630,495
                                                                                                  ----------
ELECTRONICS (1.7%)
------------------------------------------------------------------------------------------------------------------------------------
     692,500    Molex Incorporated Class A                             (COST $14,877,393)         21,183,575
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Waste Management, Inc.                                (COST $11,720,621)          16,350,000
                                                                                                  ----------
FINANCE AND INSURANCE (23.6%)
------------------------------------------------------------------------------------------------------------------------------------
     230,000    American International Group, Inc.                                                16,592,200
     300,000    AmerUs Group Co.                                                                  11,535,000
     525,000    Annaly Mortgage Management, Inc.                                                   8,914,500
     700,000    Annuity and Life Re (Holdings), Ltd.                                              13,545,000
         315    Berkshire Hathaway Inc. Class A (a)                                               22,396,500
      78,912    Central Securities Corporation                                                     2,011,467
     550,000    Everest Re Group, Ltd.                                                            38,137,000
     525,000    Golden West Financial Corporation                                                 33,337,500
     440,000    John Hancock Financial Services, Inc.                                             16,803,600
     360,000    M&T Bank Corporation                                                              28,933,200
     300,000    MetLife, Inc.                                                                      9,450,000
     550,000    PartnerRe Ltd.                                                                    30,030,000
     600,000    Reinsurance Group of America, Incorporated                                        18,786,000
     260,000    SunTrust Banks, Inc.                                                              17,349,800
     225,000    Transatlantic Holdings, Inc.                                                      18,477,000
                                                                                                  ----------
                                                                       (COST $115,429,459)       286,298,767
                                                                                                  ----------

7       STATEMENT OF INVESTMENTS March 31, 2002 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS (continued)                                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (13.0%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (10.8%)
------------------------------------------------------------------------------------------------------------------------------------
     220,000    Alkermes, Inc. (a)                                                                 $5,733,200
     300,000    Bristol-Myers Squibb Company                                                       12,147,000
     270,000    Genaera Corporation (a)                                                               861,300
     325,000    Genentech, Inc. (a)                                                                16,396,250
     495,000    IDEC Pharmaceuticals Corporation (a)                                               31,828,500
     155,000    Johnson & Johnson                                                                  10,067,250
     264,000    MedImmune, Inc. (a)                                                                10,383,120
     120,000    Millennium Pharmaceuticals, Inc.(a)                                                 2,677,200
     150,000    OSI Pharmaceuticals, Inc. (a)                                                       5,872,500
     890,000    Pfizer Inc.                                                                        35,368,600
                                                                                                   ----------
                                                                       (COST $59,271,905)         131,334,920
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
     290,000    Medtronic, Inc.                                         (COST $862,614)            13,110,900
                                                                                                   ----------

   HEALTH CARE SERVICES (1.1%)
------------------------------------------------------------------------------------------------------------------------------------
     100,000    BioReliance Corporation (a)                                                         2,294,000
     400,000    Health Net, Inc. (a)                                                               10,976,000
                                                                                                 ------------
                                                                      (COST $7,734,076)            13,270,000
                                                                                                 ------------
                                                                     (COST $67,868,595)           157,715,820
                                                                                                -------------
MISCELLANEOUS (2.2%)
------------------------------------------------------------------------------------------------------------------------------------
                Other                                                (COST $38,095,586)            27,171,385
                                                                                                 ------------
OIL & NATURAL GAS (INCLUDING SERVICES) (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
   1,400,000    Halliburton Company                                  (COST $19,393,327)            23,898,000
                                                                                                 ------------
RETAIL TRADE (17.8%)
------------------------------------------------------------------------------------------------------------------------------------
     675,000    Costco Wholesale Corporation (a)                                                   26,878,500
   2,045,000    The Home Depot, Inc. (b)                                                           99,407,450
   1,325,000    The TJX Companies, Inc.                                                            53,013,250
     570,000    Wal-Mart Stores, Inc.                                                              34,941,000
                                                                                                 ------------
                                                                     (COST $49,514,414)           214,240,200
                                                                                                 ------------
SEMICONDUCTORS (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
     105,000    AXT, Inc (a)                                                                        1,123,500
     275,000    Brooks Automation, Inc. (a)                                                        12,496,000
     197,000    EMCORE Corporation (a)                                                              1,893,170
   1,846,000    IQE plc (a)                                                                         3,027,440
     120,000    PRI Automation, Inc. (a)                                                            2,797,080
     250,000    Zarlink Semiconductor Inc. (a)                                                      2,412,500
                                                                                                 ------------
                                                                     (COST $23,704,505)            23,749,690
                                                                                                 ------------
SPECIAL HOLDINGS (a) (c) (NOTE 5) (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
         (d)      Sequoia Capital IV                                                                    2,500
     432,000    Silicon Genesis Corporation Series C Preferred                                      1,503,360
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                    546,000
                                                                                                 ------------
                                                                      (COST $6,896,127)             2,051,860(e)
                                                                                                 ------------

   TOTAL COMMON STOCKS (72.5%)                                       (COST $412,268,295)          879,431,309
                                                                                                 ------------


8       STATEMENT OF INVESTMENTS March 31, 2002 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $94,000,000    American Express Credit Corporation notes due 4/9-4/30/02; 1.79%-1.82%            $93,808,968
  44,400,000    Ford Motor Credit Company notes due 4/16-4/22/02; 2.26%-2.28%                      44,268,774
  83,300,000    General Electric Capital Corp. notes due 4/2-4/29/02; 1.78%-1.80%                  83,121,389
  68,800,000    General Motors Acceptance Corp. notes due 4/4-5/2/02; 2.10%-2.29%                  68,623,389
  39,400,000    Sears Roebuck Acceptance Corp. notes due 4/1-5/6/02; 1.25%-2.25%                   39,324,825
                                                                                                   ----------
                                                                    (COST $329,147,345)           329,147,345
Cash, receivables and other assets, less liabilities                                                4,395,125
                                                                                                 ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (27.5%)           (COST $333,542,470)           333,542,470
                                                                                                 ------------
NET ASSETS                                                          (COST $745,810,765)        $1,212,973,779
                                                                                                 ============

 (a) Non-income producing security.                        (d) A limited partnership interest.
 (b) 1,000,000 shares held by custodian in a segregated    (e) Fair value of each holding in the opinion of the Directors.
     custodian account as collateral for open short positions.
 (c) Restricted security.



          STATEMENT OF SECURITIES SOLD SHORT March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares    COMMON STOCKS                                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
     278,000    Molex Incorporated                                                                $9,638,260
     100,000    Southwest Bancorporation of Texas Inc.                                             3,334,000
                                                                                                  ----------
 TOTAL SECURITIES SOLD SHORT                                      (PROCEEDS $18,244,019)         $12,972,260
                                                                                                  ==========
(see notes to financial statements)


9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES
General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 31,231,563 shares and 6,000,000 shares, respectively, were outstanding at March 31, 2002. On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

During the three months ended March 31, 2002 there were no transactions in Common Stock. Transactions in Common Stock during the year ended December 31, 2001 were as follows:

                                                              SHARES                    AMOUNT
                                                        --------------------     -------------------------
Shares issued in payment of dividends
    (includes 28,400 shares
     issued from Treasury)                                      2,310,019                  $2,310,019
Increase in paid-in capital                                                                78,781,203
                                                                                          -----------
   Total increase                                                                          81,091,222
                                                                                          -----------

Shares purchased (at an average discount from net
   asset value of 9.0%)                                            19,000                     (19,000)
Decrease in paid-in capital                                                                  (673,675)
                                                                                          -----------
   Total decrease                                                                            (692,675)
                                                                                          -----------
Net increase                                                                              $80,398,547
                                                                                          ===========

Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

10            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the three months ended March 31, 2002 to its officers amounted to $1,355,750. The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of investment securities and securities sold short (other than short-term securities) for the three months ended March 31, 2002 were as follows:

                                       PURCHASES        SALES
                                     -------------   -----------
Long transactions                     $26,068,863    $55,789,463
Short sale transactions                 3,909,654      -
                                     -------------   -----------
Total                                 $29,978,517    $55,789,463
                                     =============  ============





At March 31, 2002, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.



                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        ------------   -----------   -----------
Sequoia Capital IV*                                        1/31/84     $   886,407    $    2,500
Silicon Genesis Corporation Series C Preferred             2/16/01       3,006,720     1,503,360
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000       546,000
                                                                       -----------   -----------
Total                                                                  $ 6,896,127    $2,051,860
                                                                       ===========   ===========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

                          6. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $71,400 for the three months ended March 31, 2002. Minimum rental commitments under the operating lease are approximately $403,000 in 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 in 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.


--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 9, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

11     MAJOR STOCK CHANGES* Three Months Ended March 31, 2002 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                                                                        SHARES HELD
INCREASES                                              SHARES          MARCH 31, 2002
---------------------------------------------------------------------------------------
ADDITIONS
   American International Group, Inc.                   35,000             230,000
   Annuity and Life Re (Holdings), Ltd.                140,000             700,000
   Cox Communications, Inc. Class A                     58,700             578,700
   Halliburton Company                                 100,000           1,400,000 (a)
   Waste Management, Inc.                              320,000             600,000



DECREASES
ELIMINATIONS
   First Midwest Bancorp, Inc.                         200,000                --
   Repsol, S.A. - ADR                                  700,000                --
   Uniroyal Technology Corporation                     250,000                --
   Wolters Kluwer NV - ADR                             144,500                --
REDUCTIONS
   AXT, Inc.                                           108,500             105,000
   The Boeing Company                                   50,000             425,000
   Bristol-Myers Squibb Company                        125,000             300,000
   Coca-Cola Enterprises Inc.                           25,000             475,000
   Everest Re Group, Ltd.                               25,000             550,000
   Ford Motor Company                                  825,000             875,500
   IDEC Pharmaceuticals Corporation                     25,000             495,000
   IQE plc                                             800,000           1,846,000
   Oberthur Card Systems S.A.                          234,500             250,000
   Zarlink Semiconductor Inc.                          130,000             250,000

*    Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous -Other.

                                    DIRECTORS

                       Lawrence B. Buttenwieser, Chairman
                 Arthur G. Altschul, Jr.         Bill Green
                 Lewis B. Cullman                Sidney R. Knafel
                 Spencer Davidson                Richard R. Pivirotto
                 Gerald M. Edelman               Joseph T. Stewart, Jr.
                 John D. Gordan, III             Raymond S. Troubh

                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com



           RESULTS OF THE ANNUAL MEETING
                  OF STOCKHOLDERS
The votes cast by stockholders at the Company's annual meeting held on April 10, 2002 were as follows: Election of Directors:
                              FOR       WITHHELD

Arthur G. Altschul, Jr.   31,533,425     263,318
Lawrence B. Buttenwieser  31,511,566     285,177
Lewis B. Cullman          31,384,971     411,772
Spencer Davidson          31,529,748     266,995
Gerald M. Edelman         31,432,056     364,687
John D. Gordan, III       31,531,772     264,971
Richard R. Pivirotto      31,438,830     357,913
Joseph T. Stewart, Jr.    31,498,541     298,202
Raymond S. Troubh         31,346,613     450,130

Elected by holders of Preferred Stock:

Bill Green                 5,478,745     37,760
Sidney R. Knafel           5,481,753     34,752


Ratification of the selection of Ernst & Young LLP as auditors of the Company for the year 2002: For - 31,453,316; Against - 166,114; Abstain - 177,313